EXHIBIT 10.1

                                  LEASE SUMMARY
                          RETAIL/OFFICE/WAREHOUSE SPACE
                  Project Name/Address: 800 Eha Street, Wailuku

             SUMMARY OF LEASE, HEREBY MADE A PART OF LEASE DOCUMENT


PREMISES:
                  Unit(s) No. 1
                    2,750      sq. ft. retail/office/warehouse space.

                  Parking spaces ____4_____ Assigned ___ ___Yes ___X__ No
                                                     (See Exhibit C if Assigned)

TENANT:
                   BEVERAGE NETWORK OF HAWAII, INC.

                  Address:




    Telephone:  Bus.    986-8285        Cell,                     Fax,
                     Emerg.   630-4814 (Jeff Dorazio)     Email:

CONDITION OF SPACE: Premises will be leased in "as is" condition.

TERM:
                  From  05/15/2005   to   05/31/2008,    3   Years,   0   Mos.

USE:
                  Warehouse, office and packaging for juice company


BASE RENT PER MONTH:                Year 1 - $2,750.00
                                    Year 2 - $2,887.50
                                    Year 3 - $3,025.00
                                    Year 4 - $ N/A
                                    Year 5 - $ N/A

SECURITY DEPOSIT:  $3,490.65

MAINTENANCE
-----------        Tenant to pay prorata share of real property taxes,
 EXPENSES:         common area maintenance charges, fire and liability
                   insurance, water, property management, waste disposal, building and grounds maintenance, etc.
                   Estimated to be $.22 per sq. ft. per month, subject to annual adjustment.


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% INTEREST OF BUILDING:   Area being leased    2,750    SF divided by
-----------------------   gross leasable area  51,270 = 5.3637605%
                                               Rubbish = 6.8511921%

UTILITIES:        Electricity separately metered    X    . (sub-metered)
----------        Electricity on common meter          .

LATE CHARGE:      If rent is not paid by five (5) days from due date, a late
------------      charge of 5% of the amount due shall be assessed.

SPECIAL CONDITIONS:  See Exhibit B attached to Lease Document.
------------------

AGREED:

LANDLORD:
                                                TENANT:

MICHAEL S. SPALDING REVOCABLE
                                                BEVERAGE NETWORK OF HAWAII, INC.
LIVING TRUST DATED SEPTEMBER 10,
1985


By____________________________
                                                By_____________________________
  Its Owner
                                                    Its

Date:  _______________
                                                By_____________________________
                                                    Its

                                                Date:  ______________

                         WAREHOUSE/OFFICE BUILDING LEASE

                  THIS INDENTURE OF LEASE, executed this _______ day of ________________, 20___, by and between MICHAEL S. SPALDING, Trustee of the Michael S. Spalding Revocable Living Trust dated September 10, 1985, whose principal place of business and mailing address is 75-B N. Church Street, Wailuku, Maui, Hawaii 96793, herein called "Landlord", and BEVERAGE NETWORK OF HAWAII, INC. , whose principal place of business and mailing address is ___________________________________, herein called "Tenant",

                              W I T N E S S E T H :

         That Landlord hereby leases to Tenant, and Tenant leases from Landlord, for the purpose of warehouse, office, packaging for juice company and for no other purpose, those certain premises, herein called "The Project", at 800 Eha Street, Wailuku, Maui , County of Maui, State of Hawaii, T.M.K. 3-4-44:17, Unit 1 consisting of approximately 2,750 square feet, hereinafter referred to as the "demised premises" or "store", together with the rights in parking and other common areas set forth in ARTICLE VII hereof; subject to the encumbrances now of record. Said space is shown on Exhibit "A" attached hereto.

         This lease shall be on the following terms and conditions:

                                    ARTICLE I

                                      TERM

         Section 1.01. Term of Lease. The term of this lease shall be for a period of three (3) years, (0) months commencing May 15, 2005 to May 31, 2008 .

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                                   ARTICLE II

                     SHORT FORM LEASE AND TIME IS OF ESSENCE

         Section 2.01. Short Form Confirmation Lease. Upon request of either party, the parties hereto, after the term has commenced, will join in the execution of an appropriate document in recordable form setting forth the date of commencement and the date of termination of this lease and describing the premises demised.

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         Section 2.02. Time of Essence. Time is of the essence under this lease.
In the event Tenant shall fail to perform its obligations as set forth in this Article promptly and within the time limits set forth, Landlord, without prejudice to any other available remedy, may cancel this lease immediately upon thirty (30) days' written notice.


                                   ARTICLE III

                           CONVEYANCE AND PROPERTY TAX

         Section 3.01. Tenant to Pay. Any conveyance tax imposed pursuant to Chapter 247, H.R.S., as amended, and the rules and regulations promulgated thereto, shall be payable by the Tenant. Landlord shall advise Tenant of the amount of said tax and said tax shall be due and payable at the time of execution of this lease. Further, Tenant shall be responsible for and shall pay before delinquency all state or county taxes assessed during the term of this lease against it by reason of the conduct of its business in the demised premises or with respect to personal property of any kind, owned by or placed in, upon or about the demised premises by and/or at the expense of Tenant.


                                   ARTICLE IV

                            RENT AND SECURITY DEPOSIT

         Section 4.01. Rent. For each and every calendar month during the term of this lease, Tenant shall pay to Landlord, on or before the first day of each month, at Landlord's office, as shown on summary page:

         For the first year the rent shall be $2,750.00 per month;

         For the second year the rent shall be $2,887.50 per month;

         For the third year the rent shall be $3,025.00 per month;

         For the fourth year rent shall be $ N/A per month;

         For the fifth year rent shall be $ N/A per month.

         All rental payments shall be due and payable in full on the first day of each month, in advance, without demand. Payments will be credited first to the earliest rental payment due. In the event the rental commencement date shall not be on the first of the month, the rental for the first fractional month shall be paid, prorata, together with the first full calendar month's rent.

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         Landlord shall be entitled to a late payment charge of 5% of the amount owing if the rent is not received by Landlord within five (5) days of its due date.

         Section 4.02. Gross Income Tax. In addition to the rent, taxes and all other charges of every description payable hereunder, the Tenant shall pay to Landlord, upon demand, an amount equal to the amount payable by the Landlord pursuant to the Hawaii General Excise Tax Law, or any successor or substitute law, assessed or based on gross income actually or constructively received by the Landlord under or in connection with this lease including without limiting the generality of the foregoing, the rents payable hereunder and any amount directly or constructively received by the Landlord (to the extent so taxed) by reason of payment by the Tenant to the Landlord or others of property taxes, insurance premiums or any other charges or costs hereunder. The amount of General Excise Tax and recovery assessed hereunder is currently 4.166% on all remittances to Landlord.

         Section 4.03. Additional Rent. The Tenant shall pay as additional rent any money or charge required to be paid by Tenant to Landlord under any provision of this lease, whether or not the same be designated "additional rent". If such amounts or charges are not paid at the time provided in this lease, they shall nevertheless, if not paid when due, be collectible as additional rent with any installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of the Landlord.

         Section 4.04. Security Deposit. Tenant shall deposit the sum as indicated on summary page with Landlord, which amount shall be held by Landlord as security for the full and timely performance by Tenant of the terms and conditions herein and for the payment of any final judgment that may be rendered against Tenant for a breach of those terms and conditions, including the return of all keys to the premises. No interest shall be paid on the deposit. The rights of Landlord against Tenant for a breach of this Lease shall in no way be limited or restricted by this security deposit, but Landlord shall have the absolute right to pursue any available remedy to protect Landlord's interests herein as if this security deposit had not been made. The deposit shall be returned to Tenant at the expiration of this Lease, provided that all the terms and conditions herein contained have been fully performed by Tenant. Should the demised premises be sold, Landlord may transfer or deliver this security deposit to the purchaser of the interest, and Landlord shall then be discharged from any further liability with respect to the security deposit.

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                                    ARTICLE V

                                QUIET POSSESSION

         Section 5.01. Covenant of Quiet Enjoyment. Upon payment by the Tenant of the rental as aforesaid and upon the observance and performance of the covenants by the Tenant herein contained, Tenant shall peaceably and quietly hold and enjoy the said demised premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons (other than Landlord's mortgagee), lawfully or equitably claiming by, through or under the Landlord.


                                   ARTICLE VI

                         OPERATION OF TENANT'S BUSINESS

         Section 6.01. Disposal of Rubbish. Tenant shall not perform any acts or carry on any practices which may damage the demised premises or improvements located thereon or be a nuisance or menace to other tenants in the Project. Tenant shall keep the premises under its control, including the loading areas allocated for the use of Tenant, clean and free from rubbish and dirt at all times, and shall store all trash (including pallets) and garbage within the leased premises or in an area designated by Landlord and deposit such trash and garbage in containers provided by Landlord at Tenant's expense. Tenant shall not burn any trash or garbage of any kind in or about the building, loading areas, parking lots or any other part of the Project. Tenant shall break down any boxes or bulky items that can be collapsed prior to depositing them into the rubbish bin. In the event Tenant has a disproportionate amount of trash, Landlord reserves the right to make special assessment for additional trash container pickups.

         Section 6.02. Limitation of Type of Business. Tenant shall not operate any business upon the demised premises or permit any concessionaire, licensee or subtenant to operate any business upon the demised premises other than the business described on summary page hereof.

         Section 6.03. Annoying or Injurious Conduct. No auction, fire or bankruptcy sales may be conducted in the herein demised premises without the previous written consent of Landlord. Tenant will not, without the advance written consent of Landlord, install any exterior decorations or painting or install any radio or television antennae, loud-speakers, sound amplifiers, or any devices on the roof or exterior walls of the building. No loud-speakers, radios or other means of broadcasting to be heard outside the demised premises shall be installed or used by Tenant unless agreed to in writing by Landlord. Tenant shall not use any false or misleading advertising, or engage in any unfair trade practices injurious to other tenants in the Project.

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

                                   ARTICLE VII

                        PARKING AND OTHER JOINT-USE AREAS

         Section 7.01. Parking. Landlord agrees that it will provide and maintain, subject to conditions beyond its control, parking stalls for use by Tenant in common with other tenants. Tenant shall have the exclusive right to the number of parking spaces designated by Landlord on summary page provided that Tenant shall police same at Tenant's expense. Tenant shall not store material of any kind in, on or about the parking lot.

         Section 7.02. Right to Use Common Areas. It is understood that Tenant's customers shall have the right in common with other customers to use the parking areas, the parking areas in the Project in connection with the business to be conducted upon the demised premises; provided, however, that Tenant and Tenant's employees shall not at any time park in the customer parking area or in no-parking designated areas of the demised premises.


         Section 7.03. Common Areas Maintenance Charge. In order to help defray the expenses incurred by Landlord in operating, managing and maintaining the parking areas, sidewalks, planting, and other areas and facilities common to occupants of the Project Tenant shall pay to Landlord in addition to the rentals specified in accordance with monthly billings by Landlord, a prorata share of the cost of maintenance and operation of the parking and other joint-use areas, Tenant's share to be in the ratio that the Gross Leasable Area of the demised premises bears to the total leasable area of the buildings in the Project.

         Section 7.04. Costs Included. Cost of maintenance and operation shall include, without limitation, Landlord's overhead expenses pertaining to the management of the Joint Area funds, repairs, line painting, landscaping, electricity, cleaning up, cost of garbage and refuse removal, employees' salaries, if any, (including payroll taxes and workmen's compensation premiums) for directing parking and other policing, liability, fire and property damage insurance, real property taxes for building and land, auditing expense, legal and other expenses incurred in contesting real property assessments or in controlling picketing and handling labor disputes affecting common areas, depreciation on machinery and equipment used in such maintenance, gross income taxes payable on account of the receipt by Landlord of reimbursement of said costs, and any other costs of operating such parking and other common areas, including maintenance reserve fund.

         Section 7.05. Method of Billing. Monthly assessments for common area charges by Landlord shall be on an estimated basis, with adjustment in January of each year to reconcile such estimates with actual expenditures. If at the end of Lessor's fiscal year the estimated direct expenses have exceeded the actual direct expenses, then the difference shall be deducted from the subsequent year estimate. If the estimate is less than the actual direct expenses, then the difference shall be billed to Tenant and paid by Tenant within thirty (30) days of delivery of said billing.

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         Section 7.06. Definition of Gross Leasable Area. The term "Gross
Leasable Area", as used in this lease means separately, with respect to each building in the Project and with respect to the demised premises, the actual number of square feet of rentable floor space within the exterior faces of the exterior walls (except party walls as to which the project thereof instead of the exterior face thereof shall be used) of all floors, including mezzanines, showcases and entrances within the exterior limits of each of said building and the demised premises, but there shall not be included space on the roofs or penthouses or other structures on roofs nor any space between the mall level ceiling and roof. No deduction or exclusion shall be made from floor area by reason of columns, stairs, or other interior construction or equipment. Changes in any particular floor area occurring during any calendar month shall be effective on the first day of the next succeeding calendar month.


         Section 7.07. Rules and Regulations. Landlord shall have the right to police, regulate traffic in, and otherwise control the use of parking, sidewalks, and other common areas. In furtherance of such right, Landlord may promulgate reasonable rules and regulations with respect to such common areas which shall be binding upon Tenant on notice to Tenant. For the enforcement of said rules and regulations Landlord shall have remedies in this lease provided for a breach of the term of this lease, as if said rules and regulations were expressly incorporated herein and all legal and equitable remedies whether or not provided for in this lease.

         Section 7.08. Exclusion of Trespassers. Landlord may at any time and from time to time during the term hereof exclude and restrain any persons from the use or occupancy of the parking and other common areas, excepting, however, bonafide customers, patrons and service-suppliers of the Tenant and other tenants of the Landlord who make use of the said areas in accordance with the rules and regulations established by Landlord from time to time with respect thereto. The rights of Tenant hereunder in and to said automobile parking areas, the parking spaces thereon and the driveways, entrances and exits thereto, and the sidewalks and pedestrian passageways, shall be subject to the rights of the Landlord and of all other tenants of the Landlord using the same in common with the Tenant, and it shall be the duty of Tenant to keep all of said areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operations and to permit the use of any of said areas only for normal parking and ingress and egress by said customers, patrons and service-suppliers, to and from the buildings occupied by Tenant and such other tenants of the Landlord. Tenant shall have the right to remove from said areas, or to restrain the use of any of said areas by any persons not specifically authorized by the Landlord or by the Tenant or by other tenants or not making use of said areas in accordance with the rules and regulations of Landlord. If, in the opinion of Landlord, unauthorized persons are using any of said areas by reason of the presence of Tenant in the leased premises, Tenant, upon demand of Landlord, shall enforce such rights against all such unauthorized persons by appropriate proceedings. Nothing contained herein shall affect the rights of Landlord at any time to remove any unauthorized persons from said areas, or to restrain the use of any of said areas by unauthorized persons.

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                                  ARTICLE VIII

                       STORE FIXTURES, SIGNS, ALTERATIONS

         Section 8.01. Fixtures and Alterations. All fixtures installed by Tenant shall be new. Tenant will not make or cause to be made any alterations or improvements or install or cause to be installed any trade fixtures, exterior signs, interior or exterior lighting, plumbing fixtures, shades or awnings or make any changes to the store front except upon the written consent of the Landlord first had and obtained. Tenant shall present to the Landlord plans and specifications for said work at the time approval is sought.

         Section 8.02. Alterations Belong to Landlord. All alterations or improvements to said premises shall remain for the benefit of the Landlord and shall not be removed unless otherwise expressly agreed in writing and shall be presumed to become an integral part of said premises.

         Section 8.03. Abandoned Fixtures Belong to Landlord. Notwithstanding the provisions of Section 8.02 hereof, Tenant shall have the right, if not in default in the performance of his obligations under this lease, to replace and during the last thirty (30) days of the term to remove any trade fixtures, signs and other personal property installed or placed in the demised premises, as long as Tenant repairs any damage caused by such removal. In the event Landlord shall be required to repair any damage caused to the demised premises by such removal, Tenant shall repay the cost of the same together with a mark-up of ten percent (10%) on said cost off cover Landlord's overhead. Any fixtures, signs and other furnishings or equipment left in the demised premises by the Tenant after the expiration date hereof shall be deemed abandoned by Tenant and shall be the property of the Landlord.

         Section 8.04. Protection Against Liens. Tenant shall promptly pay all contractors and materialmen, so as to minimize the possibility of a lien attaching to the demised premises or to the land under the demised premises, and should any such lien be made or filed, Tenant shall bond against or discharge the same within ten (10) days after written request by Landlord.

         Section 8.05. Bond Against Liens. Prior to commencing any interior construction, or any alterations, remodeling or other construction in the demised premises, Tenant shall furnish evidence satisfactory to Landlord that Tenant is financially able to pay the contractor, and shall furnish a copy of a bond in an amount, in a form and with a surety acceptable to Landlord naming Landlord and Tenant as obligees, and insuring completion of the proposed work free and clear of liens. Tenant shall be responsible for obtaining all required permits from government agencies for said improvements.

                                       7
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         Section 8.06. Improper Signs. Tenant must obtain written permission from Landlord prior to erecting any signs on the demised premises. All signs must comply with all codes, rules and regulations adopted by the County of Maui pertaining to signs. If Tenant erects, installs, paints or inscribes on any exterior door, walls or window, or on any marquee or roof, or affixes to the exterior or interior surface of any window, door, or store front, or displays anywhere within the premises in such manner as to be visible from the sidewalk, any signs, lettering, or placards or advertising media which in the opinion of Landlord are deemed injurious to the character of the Project or create a condition hazardous to persons or property, such signs, lettering, placards or advertising media shall, upon written notification to the local manager, or assistant manager of Tenant's store, be forthwith removed, and no such objectionable type of sign shall thereafter be used by Tenant after such notification shall entitle the Landlord to immediate injunctive relief, mandatory or restraining, without bond, and without prejudice to any other remedies which may exist. It is specifically agreed that the thirty-day grace period provided in Section 21.01 of ARTICLE XXI shall not apply to Tenant's default under this Section.


                                   ARTICLE IX

                            MAINTENANCE OF BUILDINGS

         Section 9.01. Repairs by Tenant. Tenant shall at all times keep the leased premises (including exterior entrances, all interior and exterior glass and show window moldings) and all partitions, doors, fixtures, equipment and appurtenances thereof (including lighting and plumbing fixtures, and any air conditioning equipment and system but excluding structural portions of the premises) in good order, condition and repair (including periodic painting of the interior), damage by uninsurable casualty excepted.

         Section 9.02. Landlord's Right to Cure Tenant's Default. If Tenant refuses or neglects to repair properly as required hereunder and to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's stock or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs, upon presentation of bill therefor, as additional rent. Said bill shall include a markup of ten percent (10%) on said cost to cover Landlord's overhead.

         Section 9.03. Structural Repairs by Landlord. In the event any repairs become necessary to the structural portions of the demised premises, or sidewalks adjacent to said premises, during the term of this Lease, then upon written notice from Tenant to Landlord stating the necessity therefor and the nature thereof, Landlord, with reasonable promptness, and after receipt of such written notice, shall make any such necessary repairs specified in such notice. If Landlord is required to make repairs to structural portions by reason of Tenant's negligent acts or omissions to act, Landlord may add the cost of such


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repairs to the rent which shall thereafter become due, and Tenant shall pay the same as additional rental. The phrase "structural portions of the demised premises", as above used, shall not be so construed as to require Landlord to make repairs to the interior surfaces thereof unless the damage to such interior surface resulted from Landlord's acts or omissions or defects otherwise required to be kept in repair by Landlord.

         Section 9.04. Maintenance of Plumbing Facilities. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall have caused it.

         Section 9.05. Repairs and Maintenance by Landlord. Landlord shall, at Tenant's pro-rata expense, keep the common areas and exterior of the building (including landscaping and irrigation, paved surfaces, parking area striping, exterior building walls and roof, exterior painting and other common elements) in good order, condition and repair (including reasonably periodic painting and repair of the exterior and roof and janitorial and landscaping services).


                                    ARTICLE X

                            NON-LIABILITY OF LANDLORD

         Section 10.01. Assumption of Risk by Tenant. Landlord shall not be liable to Tenant for any damage occasioned by electricity, plumbing, gas, water, sprinkler or other pipes and sewage system or by the bursting, leaking, overflowing or running of any tank, washstand, closet or waste or other pipes in or about said premises or the building and the Project of which they are a part, nor for any damage occasioned by water coming into the demised premises from any source whatsoever or for any damage arising from any acts or neglect of co-tenants or other occupants of the Project or of adjacent property, or the public. All property of Tenant kept or stored on the demised premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers unless such damage shall be caused by the willful act or gross neglect of Landlord.

                                   ARTICLE XI

                                    INSURANCE

         Section 11.01. Fire and Casualty. Landlord shall maintain the master fire and casualty insurance policy for the project in an amount equal to the replacement cost and Tenant shall pay upon demand his prorata share of the cost thereof.

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         Tenant will at all times during the term hereof, at its own expense, keep the improvements, alterations and additions now or hereafter within the demised premises insured against loss, destruction and damage by fire and any hazard, casualty and contingency in an amount equal to the full insurable value thereof. The Landlord shall be named as an additional insured on said policy or policies. In case of any loss or damage, the proceeds of insurance shall immediately be available to the Tenant who shall promptly repair, restore or replace the demised premises and the furnishings and fixtures, either in accordance with the original plans and specifications or according to new plans and specifications approved by the Landlord, making up any deficiency from the Tenant's own funds. No destruction or damage to the demised premises by fire or any other hazard or casualty shall entitle the Tenant to terminate this Lease, to violate any of its provisions or to cause any rebate or abatement in rent then due or thereafter becoming due under the terms hereof.

         Section 11.02. Tenant's Liability for Increased Premiums. Tenant agrees that it will not keep, use, sell or offer for sale in or upon the said premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay as additional rent any increase in premiums for fire and extended coverage insurance that may be charged during the term of this lease on the amount of such insurance to be carried by Landlord on said premises or the building of which they are a part, resulting from a change in the type of merchandise sold in the leased premises by Tenant, whether or not Landlord has consented to the same.

         Section 11.03. Plate Glass Insurance. Tenant shall at its expense during the term of this lease and any extension thereof obtain and maintain an insurance policy for the repair and/or replacement of all plate glass on the exterior of the demised premises.

         Section 11.04. Overloading. Tenant shall not make any change to the electrical system without Landlord's prior written consent. Any approved change to the electrical system shall comply with requirements imposed by Landlord and Tenant's insurer. If after commencement of the term of this lease Tenant installs any electrical equipment that overloads the lines in the demised premises or the building of which it is a part, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of the Insurance Underwriters and governmental authorities having jurisdiction.

         Section 11.05. Public Liability and Property Damage. Tenant shall at Tenant's expense, during Tenant's period of construction and throughout the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the demised premises and the business operated by Tenant and/or any subtenants of Tenant in the demised premises naming Landlord as additional insured in which the limits of public liability shall be not less than $1,000,000.00 for injury to one person, and not less than $2,000,000.00 for injury to more than one person, with a minimum amount of $1,000,000.00 against claims for property damage.

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         Section 11.06. Workers' compensation. During the term of this Lease or any extension thereof, Tenant shall obtain and maintain at its expense worker's compensation insurance for all of Tenant's employees. Tenant shall provide Landlord with a certificate of insurance for said workers' compensation insurance policy.

         Section 11.07. Stock Insurance. During the term of this Lease or any extension thereof, Tenant shall obtain and maintain at its expense insurance for the replacement of Tenant's stock and/or inventory.

         Section 11.08. Approval of Insurer and Copies of Policies. Whenever Tenant is hereby required to insure against any risk, said insurance shall be in an insurance company approved by Landlord and copies of said policy or certificate of insurance shall be delivered to Landlord with a commitment from the insurance carrier endorsed thereon providing that said policy shall remain in full force and effect until Landlord is notified in writing of any change or cancellation.

         Section 11.09. Waiver of Subrogation. Tenant hereby waives on behalf of Tenant or any insurance carrier of Tenant, any claim either might otherwise have against Landlord, arising out of loss or damage to Tenant's property within the Project from fire and extended coverage risks.


                                   ARTICLE XII

                            INDEMNITY AGAINST CLAIMS

         Section 12.01. Protection of Landlord. Tenant shall indemnify and save Landlord harmless against and from any and all claims, damages, costs and expenses, including reasonable attorney's fees, arising from the operation of the business conducted by Tenant in the leased premises or arising from the construction of Tenant's improvements, from any default by Tenant in the performance of any of the covenants, conditions or provisions of this Lease, acts of third persons, including but not limited to burglaries, or from any acts, negligence or omission to act of Tenant, its agents, contractors, servants, employees, sublessees, concessionaires or licensees in or about the leased premises or in any connection with this Lease or any sublease. In case any action or proceeding be brought against Landlord by reason of any such claim, even though such claim be based on alleged fault of Landlord, Tenant agrees to pay the reasonable costs and expenses thereof including counsel fees and any judgments or settlement of claim secured against Landlord by reason of such action or proceeding.

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                                  ARTICLE XIII

                             WASTE, COMPLIANCE WITH
                            GOVERNMENTAL REGULATIONS

         Section 13.01. Waste. Tenant shall not commit or suffer to be committed any waste upon the said premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the demised premises may be located.

         Section 13.02. Governmental Regulations. Tenant shall at Tenant's sole cost and expense, comply with all of the requirements of all county, municipal, state and federal authorities now in force, or which may hereafter be in force; pertaining to the said premises, and shall faithfully observe in the use of the use of the premises all municipal ordinances and state and federal statutes now in force or which may hereafter be in force.


                                   ARTICLE XIV

                                    UTILITIES

         Section 14.01. Payment of Charges. Landlord will provide and maintain the necessary mains and electrical conduits to bring water and electricity to the demised premises and to remove sewage. Tenant shall pay for all water, gas and electricity furnished to the demised premises, and shall pay any charges that may be made for the meter and installation thereof, it being understood that if such utility services are furnished by Landlord, the charges for the same shall not be in excess of those which would be payable if the Tenant were to purchase the same service directly from the public utility involved. In the event that Tenant uses water for other than the bathroom, Landlord may require Tenant to install a submeter and Tenant shall be responsible for the actual cost of water used.

         Section 14.02. Non-liability for Interruption. Landlord shall under no circumstances be liable to Tenant in damages or otherwise for any failure to furnish or interruption in service of any water, gas or electricity or for stoppage of sewers from any cause whatsoever.


                                   ARTICLE XV

                                ENTRY BY LANDLORD

         Section 15.01. Access to Premises. Tenant shall permit Landlord and its agents to enter into and upon said premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which said premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the premises thereby occasioned; provided that except in case of emergencies, Landlord shall make such entry for the purpose of repairing and maintaining the building only during non-business hours, and all such work shall be done in such manner as to cause as little interference as reasonably possible.

         Section 15.02. Utility Mains, etc. Landlord shall have the right to locate utility mains and other facilities serving other premises within Tenant's premises, when such location is dictated by necessities of engineering design, good practice and/or code requirements. Such mains and other facilities shall be located so as to cause a minimum of interference with the Tenant, and to be unobtrusive in appearance. These facilities shall include but are not necessarily limited to drains, water supply, sewage lines, sewage vents, steam and condensate pipes, condenser cooling water pipes, electric power circuits, telephone circuits, pump stations, electric panelboards, sanitary vents, fresh air supply ducts and exhaust ducts. Landlord shall have the right to locate cooling towers on the roof over Tenant's premises.


                                   ARTICLE XVI

                               REAL PROPERTY TAXES

         Section 16.01. Pro-rata Share of Taxes. The tenant shall pay his pro-rata share (as determined by Section 16.02 herein) of all real property taxes which are levied or assessed by any lawful authority against the demised premises and the land under the demised premises in the Project during the lease term. This is in addition to repayment by the Tenant of a pro-rata share of real property taxes levied against common areas as provided in ARTICLE VII. All such taxes assessed prior to but payable in whole or in installments after the effective date of the lease term, and all taxes assessed during the term but payable in whole or in installments after the lease term, shall be adjusted and pro-rated, so that the Landlord shall pay its pro-rata share for the period prior to and for the period subsequent to the lease term and the Tenant shall pay its pro-rata share for the lease term.

         Section 16.02. Basis for Determination. The County Assessor's valuations and assessments shall be the basis for determining the taxes attributable to the demised premises if the demised premises are separately assessed. In the event the demised premises are not separately assessed by the County Tax Assessor, Tenant shall pay a pro-rata portion of the total taxes assessed. Tenant's pro-rata portion of the total taxes assessed. Tenant's pro-rata share shall be determined by the ratio Tenant's Gross Leaseable Area, including storage, office and mezzanine areas bears to all Gross Leasable Areas in the portion of the Project assessed.

         Section 16.03. Right to Contest. The Tenant may contest the amount or validity of the County Tax Assessor's assessments upon the demised premises and the land under the demised premises by appropriate proceedings. If such proceedings are instituted, however, the Tenant shall pay its pro-rata share of such tax, unless such proceedings operate to prevent or stay the collection of such tax and, unless the Tenant shall deposit with the Landlord the amount so contested and unpaid, together with a sum sufficient to cover all charges including penalties that may accrue or be assessed against the demised premises as a result of such proceedings. Upon the termination of such proceedings and upon proof of the amount of the tax so determined, the Landlord shall pay such tax out of the funds deposited with it and refund any balance to the Tenant. If said funds are sufficient, Tenant shall immediately pay any deficiency. The Landlord, at the Tenant's sole expense, shall join in such proceedings if any laws shall so require. In the event the Landlord shall contest the County Tax Assessor's assessments upon the demised premises and the land under the demised premises, Tenant shall, upon demand pay to the Landlord a pro-rata share of all legal and other expenses incurred in contesting the same, Tenant's pro-rata share to be in the ratio that the total Gross Leaseable Area of the demised premises bears to the total area of Project.


                                  ARTICLE XVII

                               NO INTEREST IN LAND

         Section 17.01. No Transfer of Interest in Land. Nothing in this Lease shall be construed as creating or transferring to Tenant any interest in the land upon which the demised premises are located, except as provided in ARTICLE VIII.


                                  ARTICLE XVIII

                                DESTRUCTION OF OR
                               DAMAGE TO BUILDINGS

         Section 18.01. Repairs by Landlord. If the demised premises or any portion of the building in which the demised premises are located should be damaged or destroyed during the term hereof by any casualty insurable under the standard fire and extended coverage insurance policies, or should such building be damaged to an extent less than twenty-five percent (25%) of the then tax assessed value thereof by any other casualty, Landlord, subject to any delay or inability from causes beyond Landlord's control, shall repair and/or rebuild the same to substantially the condition in which the same were immediately prior to such damage or destruction.

         Section 18.02. Non-insured Casualty. If said building in which the demise premises are located should be damaged or destroyed by a casualty not insurable under the standard fire and extended coverage policies to the extent of twenty-five percent (25%) or more of the then tax assessed value thereof, then the Landlord may either terminate this Lease or elect to repair or restore said damage or destruction, in which latter event Landlord shall repair and/or rebuild the same as provided in Section 18.01 of this ARTICLE XVIII and the minimum rent shall be abated proportionately as provided in Section 18.01 of this ARTICLE XVIII. Landlord shall advise Tenant in writing whether it intends to rebuild or repair within thirty (30) days after the casualty. If Landlord elects not to repair or rebuild, this lease shall terminate without further notice, in which event all further obligations of either party shall cease effective as of the date Tenant shall cease business in the demised premises. If such damage or destruction occurs and this Lease is not so terminated by Landlord, this Lease shall remain in full force and effect and the parties waive the provisions of any law to the contrary. The Landlord's obligation under this paragraph shall in no event exceed the scope of work to be done by Landlord in the original construction of said building and the demised premises.

         Section 18.03. Continuation of Business. Tenant agrees during any period of reconstruction or repair of the demised and/or of said building to continue the operation of its business in the demised premises to the extent reasonably practicable from the standpoint of good business.

         Section 18.04. Repairs by Tenant. Tenant shall, in the event of any damage or destruction affecting the demised premises, unless this Lease shall be terminated as in Section 18.02 provided, forthwith replace or fully repair all plate glass, exterior signs, trade fixtures, equipment, display cases and other installations. Landlord shall have no interest in the proceeds of any insurance carried by Tenant on Tenant's interest in this Lease and Tenant shall have no interest in the proceeds of any insurance carried by Landlord.


                                   ARTICLE XIX

                                 EMINENT DOMAIN

         Section 19.01. Automatic Termination of Lease. If the whole of the premises hereby leased shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease as of the day possession is taken by such public authority and all rentals shall be paid up to that date. If only a part of the leased premises shall be taken under eminent domain, the Lease shall terminate as to the portion taken, and unless this Lease shall be terminated, as hereinafter provided, it shall continue in full force and reflect as to the remainder of said premises and the minimum rent shall be reduced in the proportion the floor area taken bears to the total floor area demised, and Landlord at its own cost and expense, shall make all necessary repairs and alterations to the leased premises required by such taking.

         Section 19.02. Option to Cancel. If the remainder of the leased premises cannot be made tenantable for the purposes for which Tenant has been using the premises, Tenant shall have the option, to be exercised within thirty
(30) days after the filing of such eminent domain action, of canceling this Lease effective as of the date the condemning authority shall take possession; provided, however, that if more than fifty percent (50%) of the Gross Leasable Area of the demised premises shall be taken under power of eminent domain, either party, by written notice to the other delivered on or before the date of surrendering possession to the public authority, may terminate this Lease, effective as of such surrender of possession. All compensation and damages of any type whatsoever awarded for any taking whole or partial, shall belong to and be property of the Landlord except as hereinafter provided.

         Section 19.03. Tenant's Damages. Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures and equipment.

         Section 19.04. Temporary Taking. In the event of a condemnation of a leasehold interest, i.e., a temporary taking, in all or a portion of the demised premises without the condemnation of the fee simple title also, this Lease shall not terminate and such condemnation shall not excuse Tenant from full performance of all of its covenants hereunder, but Tenant in such event shall be entitled to present or pursue against the condemning authority its claim for and to receive all compensation or damages sustained by it by reason of such condemnation, and Landlord's right to recover compensation or damages shall be limited to compensation for and damages, if any, to its reversionary interest; it being understood, however, that during such time as Tenant shall be out of possession of the demised premises by reason of such condemnation the Lease shall not be subject to forfeiture for failure to observe and perform those covenants not calling for the payment of money. In the event the condemning authority shall fail to keep the premises in the state of repair required hereunder, or to perform any other covenant not calling for the payment of money, Tenant shall have ninety (90) days after the restoration of possession to it within which to carry out its obligations under such covenant or covenants. During such time as Tenant shall be out of possession of the demised premises by reason of such leasehold condemnation, Tenant shall pay to Landlord, in lieu of the minimum and percentage rentals provided for hereunder, and in addition to any other payments required of Tenant hereunder, an annual rental equal to the average aggregate annual rental paid by Tenant for the period from the commencement of the term until the condemning authority shall take possession, or during the preceding three (3) full calendar years, whichever period is shorter. At any time after such condemnation proceedings are commenced, Landlord shall have the right, at its option, to require Tenant to assign all compensation and damages payable by the condemner to Tenant to Landlord, to be held without liability for interest thereon as security for the full performance of Tenant's covenants hereunder, such compensation and damages received pursuant to said assignment to be applied first to the payment of rents, taxes, assessments, insurance premiums and all other sums from time to time payable by Tenant pursuant to the terms of this indenture as such sums fall due, and the remainder, if any, to be payable to Tenant, it being understood and agreed that such assignment shall not relieve Tenant of any of its obligations under this indenture with respect to such rents, taxes, assessments, insurance premiums and other sums except as the same shall be actually received by Landlord.


                                   ARTICLE XX

                            ASSIGNMENT AND SUBLETTING

         Section 20.01. Restriction on Assignment and Subletting. Tenant shall not assign this Lease, or any interest therein, and shall not sublet the said premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Tenant excepted) to occupy or use the said premises, or any portion thereof, without the written consent of Landlord first had and obtained. A consent to one assignment, subletting, occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest therein, be assignable, as to the interest of Tenant, by operation of law, without the written consent of Landlord.

         Section 20.02. Corporate Ownership. If at any time during the term of this Lease any part or all of the corporate shares or membership interest of a limited liability company of Tenant shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change in the present effective voting control of Tenant by the person or persons owning a majority of said corporate shares or membership interest on the date of this Lease, Tenant shall promptly notify Landlord in writing of such change in control by giving Landlord ninety (90) days' prior written notice of such change and it will be considered an assignment under Section 20.01 above.


         Section 20.03. Continuing Liability of Tenant. No assignment or subletting of Tenant's interest permitted under this Article or consented to by Landlord shall in any way release Tenant of any liability and responsibility assumed under the terms of this Lease.


                                   ARTICLE XXI

                                     DEFAULT

         Section 21.01. Right to Re-enter. In the event of any failure of Tenant to pay any rental due hereunder when the same shall be due, or to observe and perform the requirements of Section 4.01 hereof, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than twenty (20) days after written notice of such default shall have been mailed to Tenant, or if Tenant shall falsify any reports required hereunder, or in any other manner attempt to defraud Landlord, or if Tenant shall become bankrupt or insolvent, or file any debtor proceedings, or take or have taken against Tenant any proceedings or any kind under any provision of the Federal Bankruptcy Act, or if Tenant shall abandon said premises, or suffer this Lease to be taken under any writ of execution, any such happening shall be considered a default by Tenant and Landlord besides any other rights or remedies it may have, shall have the immediate right, with or without termination, of re-entry and may remove all persons and property from the premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

         Section 21.02. Right to Re-let. Should Landlord elect to re-enter for Tenant's default, as provided in Section 21.01 hereof, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by any law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to re-let the premises, and re-let said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such re-letting all rentals received by the Landlord from such re-letting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such re-letting and of such alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such re-letting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Termination may, but need not necessarily, be made effective by the giving of written notice to the Tenant of intention to end the term of this Lease, specifying a day not earlier than five days thereafter and upon the giving of such notice, the term of this Lease and all right, title and interest of the Tenant hereunder shall expire as fully and completely on the day so specified as if that day were the date herein specifically fixed for the expiration of the term. No re-entry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default. Should Landlord at any time terminate this Lease for Tenant's default, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such default, including the cost of recovering the premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rental which would be payable by Tenant hereunder, subsequent to default, the rental for the unexpired term shall be computed prorata upon the basis of the average aggregate rentals paid for the expired portions of the term of this Lease, or the thirty-six (36) months next preceding such default, whichever period is the shorter.

         Section 21.03. Separate Suits. Landlord shall have the privilege of splitting its cause of action for rent so as to permit institution of a separate suit or suits for proceedings for the minimum rental hereunder reserved to Landlord, and a separate suit or suits or proceedings for percentage rental, and a separate suit or suits or proceedings for any other payment required hereunder, and neither the institution of such suit or proceeding, nor the entering of judgment therein, shall bar Landlord from bringing a subsequent suit or proceeding for the minimum rental, or for the percentage rental, or for any other payments required hereunder.

         Section 21.04. Non-waiver. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         Section 21.05. No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         Section 21.06. Interest on Past Due Amounts. Any amounts owing by Tenant to Landlord under the terms of this Lease shall carry interest from the date the same becomes due until paid at the rate of one percent (1%) per month and said interest shall be considered as part of the rental payable hereunder.

                                  ARTICLE XXII

                               SURRENDER OF LEASE
                                AND HOLDING OVER

         Section 22.01. Surrender Upon Termination. At the expiration of the tenancy hereby created, Tenant shall surrender the premises in the same condition of cleanliness, repair and sightliness as the premises were in upon the commencement of business under the Lease, reasonable wear and tear and damage unavoidable casualty excepted. Tenant shall have the carpets professionally cleaned not more than seven (7) days prior to the expiration of the tenancy. All lights bulbs shall be in working order. Tenant shall repair damage to any portion of the demised premises. Tenant shall paint the demised premises, if deemed necessary by Landlord at Landlord's sole discretion which shall be binding upon Tenant. Tenant shall surrender all keys for the leased premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the leased premises. On such day all alterations, additions, improvements, all hard surface bonded or adhesively affixed flooring, and all fixtures on the demised premises other than Tenant's trade fixtures, operating equipment and carpeting, shall become the property of Landlord and shall remain upon and be surrendered with the demised premises as a part thereof, without disturbance, molestation or injury and without credit to Tenant, its sublessees, concessionaires or licensees. On or before the last day of the term or the sooner termination thereof, Tenant, if not then in default, shall remove all trade fixtures, operation equipment and other personal property of Tenant from the demised premises and repair any damage occasioned by any such removal. Property not so removed shall be deemed abandoned by Tenant. If the demised premises be not surrendered at such time, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the premises, including, without limitation, any claims made by any succeeding Tenant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

         Section 22.02. Liquidated Damages. If Tenant shall, at the expiration or other termination of this Lease, fail to yield up possession to Landlord, Landlord shall have the option to require Tenant to pay and Tenant shall pay as liquidated damages for each day possession is withheld, an amount equal to double the amount of the daily minimum rent computed on the thirty-day-month basis.

         Section 22.03. Holding Over. Any holding over after the expiration of the said term, with the consent of Landlord, shall be construed to be a tenancy from month to month at the monthly rentals herein specified and shall otherwise be on the terms and conditions hereunder specified, so far as applicable.

         Section 22.04. Rent During Holdover Period. Any holdover without the written permission of Landlord shall be at a rental not to be less than double the existing rent.

                                  ARTICLE XXIII

                                 ATTORNEY'S FEES

         Section 23.01. Tenant's Liability. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant arising out of Tenant's occupancy of the demised premises or any act of Tenant concerning the demised premises or this lease or in case suit shall be brought for recovery of possession of the said premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained, on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred in connection therewith, including a reasonable attorney's fee.


                                  ARTICLE XXIV

                              UNPERFORMED COVENANTS

         Section 24.01. Performance by Landlord. If Tenant shall fail to perform any of the affirmative covenants to be performed by Tenant pursuant to the terms of this Lease, or if Tenant should fail to make any payment which Tenant agrees to make, then Landlord may, at Landlord's option, after ten (10) days' written notice to Tenant, perform any such affirmative covenant, or make any such payment, as Tenant's agent, and the full amount of the cost and expense entailed, or of the payment so made, shall immediately be owing by Tenant to Landlord, and Landlord shall have the right to add the amount thereof, together with interest at the rate of twelve percent (12%) per annum thereon from the date of payment, to the rentals then due or thereafter coming due hereunder. The option given in this Article is for the sole protection of Landlord, and its existence shall not release Tenant from the obligation to perform any of the covenants herein provided to be performed by Tenant, or deprive Landlord of any legal rights which it may have by reason of any such default by Tenant.


                                   ARTICLE XXV

                                     NOTICES

         Section 25.01. Notices to Tenant. All notices to be given to Tenant may be given in writing personally to Tenant, if Tenant is an individual or partnership, or to an officer of Tenant, if Tenant is a corporation, or by depositing the same in the United States mail, certified mail and postage prepaid, and addressed to Tenant at the said premises whether or not Tenant has departed from, abandoned or vacated the premises.

         Section 25.02. Notices to Landlord. Notice to Landlord shall be given in writing personally to Landlord or by depositing the same in the United States mail, registered and postage prepaid, and addressed to Landlord at 75-B N. Church Street, Wailuku, Maui, Hawaii 96793, or at such other address as Landlord may give to Tenant in writing from time to time.


         Section 25.03. Time of Service. Any written notice sent by registered mail shall be deemed to have been served as of the date it is mailed in accordance with the foregoing provisions.


                                  ARTICLE XXVI

                               LANDLORD'S CONSENT

         Section 26.01. Reimbursement of Landlords Costs. In any case where the Landlord's approval or consent is required, Landlord may charge a reasonable fee for the review thereof, including his cost to consult with an architect, real estate broker, accountant or attorney.


                                  ARTICLE XXVII

                             RELATIONSHIP OF PARTIES

         Section 27.01. No Partnership Intended. It is expressly understood that Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Tenant.

                                 ARTICLE XXVIII

                              FORCE MAJEURE CLAUSE

         Section 28.01. Performance Excused. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease then performance of such act shall be excused for the period of the delay and the period for the performance of such act be extended for a period equivalent to the period of such delay. It is understood, however, that this provision shall not operate to excuse Tenant from the prompt payment of rental or any other payments required by the terms of this Lease.


                                  ARTICLE XXIX

                                     GENERAL

         Section 29.01. Waiver of Jury Trial and Counterclaims. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the leased premises, and/or any claim or injury or damage. In the event Landlord commences any proceedings for nonpayment of rent, minimum rent, percentage rent or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant's right to assert such claims in any separate action or actions brought by the Tenant.

         Section 29.02. Waiver of Rights of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the leased premises, by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

         Section 29.03. Broker's Commission. Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this lease, and each of the parties agrees to indemnify the other against, and hold it harmless from, all liabilities arising from any such claim (including, without limitation, the cost of counsel fees in connection therewith).

         Section 29.04. Miscellaneous Matters. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law. This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. The laws of the State of Hawaii shall govern the validity, performance and enforcement of this Lease. The submission of this Lease for examination does not constitute a reservation of or option for the leased premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant. The captions of the several articles contained herein are for convenience only and do not define, limit, describe or construe the contents of such articles. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of the parties hereto; and in any case where there shall be more than one Tenant, each Tenant shall be jointly and severally liable hereunder.


                                   ARTICLE XXX

                                    MORTGAGE

         Section 30.01. Lease Subject to Mortgage. This Lease is subject and subordinate to that certain Mortgage made by the Landlord to ____________________, dated ___________________, and recorded in the Bureau of
Conveyances of the State of Hawaii in Liber _______, Page _______.


                                  ARTICLE XXXI

                        GUARANTY OF PERFORMANCE OF TENANT

         In consideration of the execution of this Lease by Landlord and the leasing of the demised premises by Landlord to Tenant, each of the parties signing and executing this Lease as a guarantor does hereby, jointly with any other guarantor and severally, unconditionally guarantee the full performance of each and every term, covenant, and condition of this Lease to be kept and performed by Tenant, and if Tenant shall at any time default in the performance of the terms, covenants, and conditions of this lease, said guarantors will pay to Landlord, upon receipt of a written notice from Landlord of such default, the


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

rent hereunder and all arrearages thereof and all damages that may arise as a consequence of any default by Tenant under this Lease. The guaranty of each guarantor under this Section and the liability of each such guarantor hereunder shall not be subject to any defenses of a guarantor or surety, it being understood, acknowledged, and agreed by each such guarantor that the liability of such guarantor shall be that of a principal obligor and that Landlord shall not be obligated to proceed against Tenant, any other guarantor of the performance of Tenant under this Lease, or any other person, before proceeding against such guarantor. The guaranty of each guarantor shall be continuing guaranty and the liability of any guarantor shall in no way be affected or diminished by an extension of time, modification, or amendment of this lease, or any bankruptcy, reorganization, or insolvency of Tenant, or any disaffirmance or abandonment by Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have executed these presents the day and year first above written.


                                      LANDLORD:


                                      ------------------------------
                                      MICHAEL S. SPALDING, Trustee
                                      as aforesaid



                                      TENANT:

                                      BEVERAGE NETWORK OF
                                      HAWAII, INC.


                                      By ___________________________
                                           Its

                                      By ___________________________
                                           Its


                                      GUARANTOR(S)


                                      ------------------------------


                                      ------------------------------

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